UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

CANTON STRATEGIC HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

CANTON STRATEGIC HOLDINGS, INC.

34 Shrewsbury Ave, Suite 1C

Red Bank, NJ, 07701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON July 13, 2026

Dear Stockholders:

You are cordially invited to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Canton Strategic Holdings, Inc. (the “Company,” “we,” “us,” or “our”) to be held on July 13, 2026, at 2:00 p.m. Eastern Time (the “Annual Meeting”), as a virtual meeting at www.virtualshareholdermeeting.com/CNTN2026. At the annual meeting of stockholders or any adjournment or postponement thereof, you will be asked to consider and vote upon the following proposals:

1.	To elect seven members to our Board of Directors;

2.	To ratify the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Through the website above, you will be able to attend the Annual Meeting online, vote electronically, and submit your questions during the Annual Meeting. Your attention is directed to the accompanying proxy statement which is set forth on the following pages, where details regarding how to attend the Annual Meeting online and the foregoing items of business are more fully described. The Board of Directors has fixed the close of business on June 16, 2026 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on June 16, 2026 are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.

The Board unanimously recommends that you vote FOR the election of each director nominee and FOR Proposals 2 and 3.

The annual meeting will be a completely virtual meeting conducted via live webcast. You will be able to attend the Annual Meeting online, vote electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CNTN2026 and entering your 16-digit control number. You will not be able to attend the Annual Meeting in person.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote via the Internet, by telephone, or by completing, dating, signing and returning the enclosed proxy card or voting instruction card, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are in the proxy materials you received for the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting online, please submit your proxy vote as soon as possible so that your shares can be voted at our Annual Meeting in accordance with your instructions. If you attend the meeting, you may revoke your proxy in accordance with the procedures set forth in the accompanying proxy statement and vote in person.

Thank you for your continued support of Canton Strategic.

By the Order of the Board of Directors

/s/ Mark Wendland
Mark Wendland
Chief Executive Officer

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Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

CANTON STRATEGIC HOLDINGS, INC.

34 Shrewsbury Ave, Suite 1C

Red Bank, NJ, 07701

PROXY STATEMENT FOR THE

2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 13, 2026

The Board of Directors (the “Board” or “Board of Directors”) of Canton Strategic Holdings, Inc. (“Canton Strategic” or the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held as a virtual meeting at www.virtualshareholdermeeting.com/CNTN2026, on July 13, 2026, at 2:00 p.m. EST, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the Internet.

The Notice of Annual Meeting of Stockholders (the “Notice”), proxy statement and form of proxy card are expected to be first mailed to stockholders of record on or about June 25, 2026.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

What Does it Mean if I Receive More than One Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Can I Vote my Shares Without Attending the Annual Meeting?

Stockholders of Record

You may vote by internet, by phone or by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided. To vote by internet or phone, you will need to use a control number provided to you in the materials with this proxy statement and follow the additional steps when prompted. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

Beneficial Owners

If you are a beneficial owner, you must vote your shares in the manner prescribed by your broker, bank or other nominee. You will receive a voting instruction card (not a proxy card) to use in directing the broker, bank or other nominee how to vote your shares. You may also have the option to vote your shares via the internet or phone.

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May I Attend the Annual Meeting and Vote my Shares Virtually?

The Annual Meeting will be held entirely online. To participate in the Annual Meeting, you will need the 16-digit control number included on the instructions that accompanied your proxy materials. We encourage you to access the meeting prior to the start time. If your shares are held in street name and you did not receive a 16-digit control number, you may gain access to and vote at the Annual Meeting by logging into your bank or brokerage firm’s website and selecting the stockholder communications mailbox to access the meeting. The control number will automatically populate. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

Can I Change my Vote?

Stockholders of Record

You may change your vote at any time before your proxy is exercised by sending a written notice of revocation or a later-dated proxy to our Secretary, which must be received prior to commencement of the Annual Meeting; by submitting a later-dated proxy via internet or phone; or by voting in person at the Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day beginning immediately and will close at 11:59 p.m. Eastern Time on July 12, 2026. Your virtual attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you electronically vote at the Annual Meeting or file the proper documentation for it to be so revoked.

Beneficial Owners

If you hold your shares through a broker, bank or other nominee, you should contact such person prior to the time such voting instructions are exercised.

Who is Entitled to Vote?

The Board has fixed the close of business on June 16, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were 77,122,584 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Pacific Stock Transfer, Inc., you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

What am I Voting on?

There are two matters scheduled for a vote:

1. To elect seven members to our Board of Directors; and

2. To ratify the appointment of Rosenberg Rich Baker Berman P.A. (“RRBB”) as our independent registered public accounting firm for our fiscal year ending December 31, 2026.

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What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the person named in the accompanying proxy to vote on those matters in accordance with his best judgment.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of election, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when one-third of the shares entitled to vote as of the Record Date are represented in person or by proxy. Thus, 25,707,528 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, the chairperson of the Annual Meeting may adjourn the Annual Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.	“FOR” the election of each of the seven members to our Board of Directors; and

2.	“FOR” the ratification of the appointment of RRBB, as our independent registered public accounting firm for our fiscal year ending December 31, 2026.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxy.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “FOR,” “WITHHOLD” and broker non-votes; and, with respect to the other proposals, votes “FOR” and “AGAINST,” abstentions and broker non-votes.

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What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker may vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on these proposals.

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. However, our Bylaws provide that an action of our stockholders (other than the election of directors) is only approved if a majority of the number of shares of stock present and entitled to vote thereat vote in favor of such action.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required
Election of each of the seven members to our Board of Directors	Plurality of the votes cast (the seven directors receiving the most “FOR” votes)

Ratification of the appointment of RRBB as our independent registered public accounting firm for our fiscal year ending December 31, 2026	The affirmative vote of a majority of the votes entitled to vote thereon and present at the Annual Meeting

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote FOR all nominees, vote FOR one or more nominees and WITHHOLD your vote from the other nominee(s), or WITHHOLD your vote from all nominees. With regard to other proposal, you may vote “for,” “against” or “abstain”. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out-of-pocket expenses incurred by them in forwarding solicitation materials.

Do I Have Dissenters’ Rights of Appraisal?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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When are Stockholder Proposals Due for the 2027 Annual Meeting?

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 annual meeting of stockholders (the “2027 Annual Meeting”) must submit the proposal to us at our corporate headquarters no later than February 25, 20271, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In the event the date of the 2026 Annual Meeting has been changed by more than 30 days from the date of the 2026 Annual Meeting, stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting must submit the proposal to us at our corporate headquarters no later than a reasonable time before we begin to print and send our proxy materials for our 2027 Annual Meeting.

Stockholders who intend to present a proposal at our 2027 Annual Meeting without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Secretary so that such notice is received by our Secretary at our principal executive office on or after April 14, 2027 but no later than May 14, 2027; provided, however, if the date of the 2027 Annual Meeting is convened more than 30 days before, or delayed by more than 60 days after, July 13, 2027, to be considered for inclusion in proxy materials for our 2027 Annual Meeting, a stockholder proposal must be submitted in writing to our Chief Financial Officer at Canton Strategic Holdings, Inc., 34 Shrewsbury Ave, Suite 1C Red Bank, NJ, 07701 and received no earlier than the close of business on the 90th day prior to such annual meeting and no later than the close of business on the later of (i) the 60th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

In order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2027 Annual Meeting, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our Bylaws and such notice must include all the information required by Rule 14a-19(b) under the Exchange Act and such stockholders must comply with all of the requirements of Rule 14a-19 under the Exchange Act. Such notice must be received no later than May 17, 2027

Stockholders are also advised to review our Bylaws, which contain additional requirements relating to stockholder proposals and director nominations, including who may submit them and what information must be included.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Members of the Board have an interest in Proposal 1, the election to the Board of the seven director nominees set forth herein. Members of the Board and executive officers of Canton Strategic do not have any interest in Proposal 2, the ratification of the appointment of the Company’s independent registered public accounting firm.

1 NTD: To update as 120 days before the anniversary of DEF 14 filing date.

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CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our stockholders.

Board Composition and Leadership Structure

The Company does not have a formal policy regarding the separation of its Chair and Chief Executive Officer positions. Mark Wendland serves as Chairman of the Board and Chief Executive Officer of the Company. Due to the size of our Company, we believe that this structure is appropriate. In accordance with Nasdaq rules, a majority of the members of our Board are independent, and only independent directors serve on the audit committee, the compensation committee, and the nominating and governance committee, each of which is supported by an appropriate charter and may hold executive sessions without management present. Additionally, each member of the Board has access to the Company’s books, records and reports, and members of management are available at all times to answer their questions. Furthermore, the Board believes that Mr. Wendland is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry and is also the person most capable of effectively identifying strategic priorities and leading the discussion and execution of corporate strategy. In addition, the Board believes that the combined role of Chairman and Chief Executive Officer strengthens the communication between the Board and management. Further, as the individual with primary responsibility for managing day-to-day operations, Mr. Wendland is best positioned to chair Board meetings and ensure that key business issues and risks are brought to the attention of our Board. We therefore believe that the creation of a lead independent director position is not necessary at this time.

Board’s Role in Risk Oversight

Our Board of Directors believes that open communication between management and the Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with members of the senior management team at periodic Board of Director meetings, where, among other topics, they discuss strategy and risks in the context of reports from the management team and evaluate the risks inherent in significant transactions. While our Board of Directors is ultimately responsible for risk oversight, our Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The audit committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of major financial risk exposures, internal control over financial reporting, disclosure controls and procedures and legal and regulatory compliance. The compensation committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The nominating and governance committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk.

Director Independence

Our common stock is listed on The Nasdaq Capital Market. Under the rules of the Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and governance committee must be an “independent director.” Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, compensation committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

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Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that William Wiley, Jill E. Sommers, Clay Kahler and Gary Stetz, four of our seven incumbent directors, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In addition, six out of our seven director nominees, William Wiley, Jill E. Sommers, Clay Kahler, Sean Galvin, Rishi Nangalia and Pamela L. Carter, qualify as “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

Committees of Our Board of Directors

Our Board of Directors has established an audit committee, a compensation committee and a nominating and governance committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each of these committees has a written charter, copies of which are attached as Annex A, B and C. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.

Audit Committee

Our audit committee is responsible for, among other things:

●	approving and retaining the independent auditors to conduct the annual audit of our financial statements;

●	reviewing the proposed scope and results of the audit;

●	reviewing and pre-approving audit and non-audit fees and services;

●	reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;

●	reviewing and approving transactions between us and our directors, officers and affiliates;

●	establishing procedures for complaints received by us regarding accounting matters;

●	overseeing internal audit functions, if any; and

●	preparing the report of the audit committee that the rules of the SEC require to be included in our annual meeting proxy statement.

As of the Record Date, our audit committee consisted of Clay Kahler, Gary Stetz and Jill E. Sommers, with Gary Stetz serving as chair. Our board of directors has affirmatively determined that Clay Kahler, Gary Stetz and Jill E. Sommers each meet the definition of “independent director” under Nasdaq rules, and that they meet the independence standards under Rule 10A-3. Each member of our audit committee meets the financial literacy requirements of Nasdaq. In addition, our board of directors has determined that Gary Stetz qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Mr. Stetz is not standing for reelection at the Annual Meeting and will cease serving on the Audit Committee upon the expiration of his term as a director. Sean Galvin and Pamela L. Carter are nominated for election to the Board at the Annual Meeting and are expected to serve on the Audit Committee, with Sean Galvin serving as the Chair and as an “audit committee financial expert” as defined under the SEC rules. The Board will consider committee appointments for Mr. Galvin and Ms. Carter if each of them is elected to the Board.

Our board of directors has adopted a written charter for the audit committee, a copy of which is attached hereto as Annex A.

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Compensation Committee

Our compensation committee is responsible for, among other things:

●	reviewing and recommending the compensation arrangements for management, including the compensation for our chief executive officer;

●	establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

●	administering our stock incentive plans; and

●	preparing the report of the compensation committee that the rules of the SEC require to be included in our annual meeting proxy statement.

As of the Record Date, our compensation committee consisted of Clay Kahler, Gary Stetz and Jill E. Sommers, with Gary Stetz serving as chair. Our board has determined that Clay Kahler, Gary Stetz and Jill E. Sommers are each independent directors under Nasdaq rules. Mr. Stetz is not standing for reelection at the Annual Meeting and will cease serving on the Compensation Committee upon the expiration of his term as a director. Rishi Nangalia and William Wiley are nominated for election to the Board at the Annual Meeting and are expected to serve on the Compensation Committee, with William Wiley serving as the Chair. The Board will consider committee appointments for Messrs. Nangalia and Wiley if each of them is elected to the Board.

Our board of directors has adopted a written charter for the compensation committee, a copy of which is attached hereto as Annex B.

Nominating and Governance Committee

Our nominating and governance committee is responsible for, among other things:

●	nominating members of the board of directors;

●	developing a set of corporate governance principles applicable to our Company; and

●	overseeing the evaluation of our board of directors.

As of the Record Date, our nominating and governance committee consisted of Clay Kahler, Gary Stetz and Jill E. Sommers, with Clay Kahler serving as chair. Our Board has determined that Clay Kahler, Gary Stetz and Jill E. Sommers are each independent directors under Nasdaq rules. Mr. Stetz is not standing for reelection at the Annual Meeting and will cease serving on the Nominating and Governance Committee upon the expiration of his term as a director. William Wiley and Pamela L. Carter are nominated for election to the Board at the Annual Meeting and are expected to serve on the Nominating and Governance Committee, with Jill E. Sommers serving as the Chair. The Board will consider committee appointments for Mr. Wiley and Ms. Carter if each of them is elected to the Board.

Our board of directors has adopted a written charter for the nominating and governance committee, a copy of which is attached hereto as Annex C.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is filed as an exhibit to our Annual Report on Form 10-K. We intend to post on our website all disclosures that are required by law or Nasdaq rules concerning any amendments to, or waivers from, any provision of the code.

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Insider Trading Policy

The Canton Strategic Holdings, Inc. Insider Trading Policy (the “Insider Trading Policy”) effective March 17, 2026 prohibits directors, officers, employees of the Company and any related persons (as defined in our Insider Trading Policy) (collectively, “Insiders”) from purchasing or selling our securities while in possession of material non-public information (“MNPI”) and contains restrictions relating to pre-clearance procedures and blackout periods. The Policy also prohibits short sales, publicly traded options transactions, hedging or monetization transactions, holding Company securities in margin accounts, pledging Company securities as loan collateral, and tipping or sharing MNPI with any person outside the Company. Notwithstanding, Insiders may engage in transactions of Company securities pursuant to a written trading plan that satisfies the requirements of Rule 10b5-1 of the Exchange Act.

Anti-hedging

As part of our Insider Trading Policy, all of our officers, directors, employees and consultants and family members or others sharing a household with any of the foregoing or that may have access to material non-public information regarding our Company are prohibited from engaging in short sales of our securities, any hedging or monetization transactions involving our securities and in transactions involving puts, calls or other derivative securities based on our securities. Our Insider Trading Policy further prohibits such persons from purchasing our securities on margin, borrowing against any account in which our securities are held or pledging our securities as collateral for a loan unless pre-approved by the applicable Board committee. As of December 31, 2025, none of our directors or executive officers had pledged any shares of our common stock.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Arrangements between Officers and Directors

Except as set forth herein or in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, to our knowledge, there is no arrangement or understanding between any of our officers or directors and any other person pursuant to which such officer or director was selected to serve as an officer or director of the Company.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Board and Committee Meetings and Attendance

Our Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During the 2025 fiscal year, our Board of Directors held 7 meetings, our audit committee held 3 meetings, our compensation committee held 5 meetings and our nominating and governance committee held 0 meetings. During the 2025 fiscal year, none of our directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors during such director’s tenure and the total number of meetings held by all committees of the Board of Directors on which he/she served. Our independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

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Board Attendance at Annual Stockholders’ Meeting

We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. We do not have a formal policy regarding attendance of our annual meetings of stockholders by the members of our Board of Directors.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to:

Canton Strategic Holdings, Inc.

c/o Chief Financial Officer

34 Shrewsbury Avenue, Suite 1C

Red Bank, NJ 07701

All communications by letter addressed to the attention of our Secretary will be reviewed by the Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Director Nomination Process

Identification and Evaluation of Nominees for Directors

The nominating and governance committee considers candidates submitted by a variety of sources (including incumbent directors, stockholders, management and third-party search firms) when reviewing candidates to fill vacancies and/or expand the Board. If a vacancy arises or the Board decides to expand its membership, the nominating and governance committee will ask each director to submit a list of potential candidates for consideration. The nominating and governance committee will also consider potential nominees submitted by stockholders in accordance with the procedures set forth in the Company’s Bylaws and other processes adopted from time to time for submission of director nominees by stockholders or potential nominees submitted by management. If the nominating and governance committee deems it necessary, it may also retain an independent third-party search firm to provide potential candidates. The nominating and governance committee has the sole authority to approve the search firm’s fees and other retention terms.

The nominating and governance committee will also consider potential nominees submitted by stockholders as required under applicable securities laws. The nominating and governance committee then evaluates each potential candidate’s educational background, employment history, outside commitments and other relevant factors to determine whether he/she is potentially qualified to serve on the Board. The nominating and governance committee seeks to identify and recruit the best available candidates and intends to evaluate qualified stockholder nominees on the same basis as those submitted by Board members, management, third party search firms or other sources.

Under the Company’s Bylaws, stockholders wishing to suggest a candidate for director must write to the Company’s Secretary. In order to give the nominating and governance committee sufficient time to evaluate a recommended candidate and/or include the candidate in our proxy statement for the 2027 annual meeting, the recommendation must be received by our Secretary at our principal executive offices in accordance with our procedures detailed in the section entitled “When are Stockholder Proposals Due for the 2027 Annual Meeting?”

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Such submissions must state, among other things: (A) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (or any successor thereto) and Rule 14a-11 thereunder (or any successor thereto) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (B) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, (C) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice; (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; and (E) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the Board of Directors.

Director Qualifications

Our Board of Directors is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

Our Board of Directors encourages selection of directors who will contribute to the Company’s overall corporate goals. Individual directors may from time to time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of directors, including such factors as breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to the Board of Directors, ability to contribute to the Board of Directors’ overall effectiveness, and the needs of the Board of Directors and its committees. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board of Directors, the Board of Directors considers these factors in the light of the specific needs of the Board of Directors at that time.

A director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. There are no limits on the term that may be served by a director; however, in connection with evaluating recommendations for nomination for reelection, the Board of Directors considers director tenure. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors (the “Board”) currently consists of seven members, four of whom have been re-nominated for election at the Annual Meeting. Each of Sireesh Appajosyula, Vincent LoPriore and Gary Stetz decided not to stand for re-election. The Board has nominated Sean Galvin, Pamela L. Carter and Rishi Nangalia. If elected, each of their term will begin on July 13, 2026.

At the Annual Meeting, the stockholders will elect seven directors to hold office until the 2027 Annual Meeting. Directors are elected by a plurality of votes cast by stockholders. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the seven nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to serve for a one-year term. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holder intends to vote all proxies received by him in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holder.

Information with Respect to Director Nominees

Listed below are the current directors who are nominated to hold office until their successors are elected and qualified, and their ages as of the Record Date.

Name	Age	Position
Mark Wendland	47	Chief Executive Officer and Chairman of the Board of Directors
Clay Kahler	62	Director
Jill E. Sommers	57	Director
William Wiley	38	Director
Sean Galvin	61	Director
Pamela L. Carter	76	Director
Rishi Nangalia	50	Director

The business background and certain other information about our directors is set forth below.

Mark Wendland

Mark Wendland has served as a member of our board of directors since November 2025. Mr. Wendland is currently the Chairman of the Board. He was appointed as Chief Executive Officer of the Company and as a director of the Board effective November 6, 2025. Prior to that, Mr. Wendland served in various roles at DRW Holdings LLC, a proprietary trading firm, from July 2019 to June of 2025. Mr. Wendland served as Partner from January 2023 to June 2025, Chief Operating Officer from September 2021 to June of 2025, and Global Treasurer from July 2019 to September 2021. Prior to his time at DRW Holdings LLC, Mr. Wendland served as a Global Treasury Manager at Citadel LLC, a hedge fund and financial services company from September 2003 to January 2019. Mr. Wendland received his B.S. in Business Administration from Carroll College. Our Board believes that Mr. Wendland is qualified to serve as a director based on his extensive experience in financial services and digital assets.

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Clay Kahler

Clay Kahler has served as a member of our board of directors since April 2025. Mr. Kahler is an entrepreneur and executive with experience across life sciences, biotechnology, and emerging technologies. He is the Co-founder, Chief Executive Officer, and Managing Director of Spray Labs, LLC, an FDA-registered, cGMP-certified manufacturer specializing in oral spray drug delivery systems, and the Founder and Chief Executive Officer of Gateway Sciences LLC, focused on mental health and regenerative medicine. Mr. Kahler co-founded Helius Medical Technologies, Inc. (NASDAQ: HSDT), where he contributed to early-stage financing, capital markets strategy, and public market development, including a Cooperative Research and Development Agreement (CRADA) with the U.S. Army. Helius achieved significant public market scale during his involvement. He has also been active in U.S. and Canadian public markets across innovative life sciences and emerging technologies, including Gener8 Digital Media Corp., where he supported strategic initiatives leading to the sale of its studio assets to Reliance MediaWorks, part of a global media group, and Velocity Mobile Limited (Velocity Black), which was acquired by Capital One Financial Corporation (NYSE: COF) in 2023. The Board believes Mr. Kahler’s extensive experience in corporate leadership, capital markets, and innovative technologies supports his qualifications to serve on the Board of Directors.

Jill E. Sommers

Jill E. Sommers has served as a member of our board of directors since January 2026. Ms. Sommers is an experienced regulatory and public policy professional with nearly three decades of experience in the derivatives and financial markets. She previously served as the Chair of the Derivative Practice Group of Patomak Global Partners until March 2025. Ms. Sommers also served two consecutive terms as a Commissioner of the Commodity Futures Trading Commission from 2007 to 2013. Earlier in her career, Ms. Sommers held senior policy and regulatory roles, including serving as Policy Director and Head of Government Affairs at the International Swaps and Derivatives Association and as Managing Director of Regulatory Affairs at the Chicago Mercantile Exchange. Ms. Sommers currently serves on the boards of directors of Robinhood VF, Miami International Holdings as well as other private companies. She has also served as a board member of Cboe Global Markets, Inc. and the National Futures Association. Ms. Sommers holds a B.A. in Political Science from the University of Kansas. Ms. Sommers brings to the Board extensive experience in derivatives regulation, corporate governance, and public policy. The Board believes that this experience and perspective make Ms. Sommers well qualified to serve as a director.

William Wiley

William Wiley has served as a member of our board of directors since January 2026. Mr. Wiley has served as Head of the Equities and Latency Sensitive Business Unit of DRW Holdings, LLC (“DRW”) since October 2025 and has also served as Chief of Staff to DRW’s Founder and Chief Executive Officer since February 2025. From August 2022 to October 2025, Mr. Wiley served as Chief Operating Officer of DRW’s Equities and Latency Sensitive Business Unit, overseeing day-to-day operations and scaling a global, multi-asset electronic trading platform. Prior to DRW, Mr. Wiley served as Global Head of Strategy at Instinet Holdings Inc. (“Instinet”) from April 2018 to August 2022, where he was a member of Instinet’s Global Executive Committee and led firmwide strategy, operations, and strategic transactions across the institutional equities brokerage franchise. From 2010 to 2017, Mr. Wiley held a series of roles at KCG Holdings, Inc. (“KCG”), including Chief Operating Officer of Client Execution Services from September 2013 to July 2017. Mr. Wiley received a B.S. in Business Administration and a B.S. in Economics from Villanova University and is a Chartered Financial Analyst (CFA) charterholder. The Board believes Mr. Wiley’s extensive experience in capital markets and steering business strategies, together with his track record leading complex global operations, well qualifies him to serve on our board.

Sean Galvin

Sean Galvin has more than 35 years of experience in the accounting and financial services fields. He served as Senior Managing Director and Chief Administrative Officer of Nearwater Capital Management from April 2025 through September 2025. Mr. Galvin served as Executive Vice President of Virtu Financial, Inc. from August 2020 through April 2025, and as Virtu’s Chief Financial Officer from 2020 through August 2024. Previously, he served as the Chief Accounting Officer of BGC Partners, Inc., a global financial services company, from September 2018 to August 2020. He also served in various roles at KCG which was acquired by Virtu in July 2017, from 2000 until May 2018. Prior to joining KCG in 2000, Mr. Galvin was a Vice President at Donaldson, Lufkin & Jenrette and a Senior Tax Manager at PricewaterhouseCoopers LLP. Mr. Galvin earned a M.S. in Taxation from Fordham University as well as a B.S. in Accounting and Information Systems with a minor in Economics from Queens College, CUNY. Mr. Galvin is a Certified Public Accountant. The Board believes Mr. Galvin’s extensive experience in capital markets and steering business strategies, together with his track record of broad range of responsibilities in financial and operational roles, well qualifies him to serve on our board.

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Pamela L. Carter

Ms. Carter served for 18 years at Cummins Inc., a global power technology leader specializing in diesel, alternative fuel engines, power generators, related components and technology, from 1997 until her retirement in 2015. Ms. Carter held executive positions including Vice President, General Counsel, and Corporate Secretary, President of Cummins Filtration business unit, and President of Cummins Distribution business unit during her time of service. She serves as Chair of the Human Resource and Compensation Committee, as a member of the Audit Committee and as member of the Integration Committee for Hewlett Packard Enterprise. Ms. Carter served as Chair of the Board of Enbridge Inc., a global energy infrastructure company; and as Audit Committee Chair of Broadridge Financial Solutions, Inc., a financial technology company, and Finance & Risk Chair of CSX Inc, a rail-based freight transportation company. Ms. Carter was elected as Indiana’s state attorney general in 1992, making her the first Black female elected to that office in the United States of America, and served until 1997. The Board believes Ms. Carter’s extensive executive leadership experience, her legal expertise, together with her track record of board service across multiple public companies, well qualifies her to serve on our board.

Rishi Nangalia

Rishi Nangalia brings significant experience in capital markets, financial technology, electronic trading, investment banking and trading platform development. Since January 2022, Mr. Nangalia has served as co-founder and Managing Partner of OPCO Advisory Inc., a capital markets fintech advisory and execution firm focused on creating consortia within the fintech ecosystem. From January 2001 to June 2013, Mr. Nangalia served as a Managing Director at Goldman Sachs/REDI, where he worked in investment banking and trading, helping build a leading global electronic trading franchise and taking responsibility for product and business development. Following his tenure at Goldman Sachs/REDI, Mr. Nangalia served as Chief Executive Officer and Founder of REDI Technologies, an electronic trading software company, where he conceived and led a preeminent trading platform. After Thomson Reuters acquired REDI Technologies in 2017, Mr. Nangalia joined Thomson Reuters/Refinitiv, where he served as Global Head of Buy Side Trading until the end of 2019. Mr. Nangalia also serves on the boards of Automated Data Inc., OPCO Advisory and 222 Lake Partners. Mr. Nangalia was a member of the board of directors of Maystreet Inc. from April 2020 to May 2022 and Beacon Platform Inc. from January 2022 to April 2025. He holds an MBA in Finance from Columbia University, and an M.S. in Real Estate from Columbia University. He also holds relevant FINRA licenses. The Board believes Mr. Nangalia is qualified to serve as a director because of his extensive capital markets and fintech advisory experience, senior leadership roles in investment banking, trading and electronic trading software, experience building and scaling financial technology businesses, and service on multiple company boards.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL 1.

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EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages as of the Record Date, except for Mr. Wendland, whose biography is included under the heading “Proposal 1: Election of Directors” set forth above:

Name	Age	Position(s)
Mark Wendland	47	Chief Executive Officer and Chairman of the Board of Directors
Mark Toomey	56	President
Jacob Asbury	53	Chief Financial Officer
Angela Dominy Radkowski	37	Chief Operating Officer

Mark Toomey

Mark Toomey was appointed as President of the Company effective November 6, 2025. Since March 2025, Mr. Toomey has served as the Managing Director and Head of Business Development for Liberty City Ventures, a venture capital firm that focuses on investing in early-stage blockchain and technology companies. Prior to his time at Liberty City Ventures, Mr. Toomey served as the Head of Distribution for Galaxy Digital, a digital asset and artificial intelligence company, from March 2021 to March 2025. Prior to Galaxy Digital, Mr. Toomey served as the Head of Pensions, Endowments and Foundations at J.P. Morgan from 2019 to March 2021. Prior to his time at J.P. Morgan, Mr. Toomey served as the Managing Director and Head of Institutional Equity Derivatives at Goldman Sachs. Mr. Toomey received his B.A. in American Studies from Syracuse University and his MBA from Georgetown University.

Jacob Asbury

Jacob Asbury was appointed as Chief Financial Officer of the Company effective December 10, 2025. Mr. Asbury served as Chief Financial Officer of Clear Street Group, Inc. from September 2021 to December 2023, after which he led an independent advisory practice focused on financial systems implementation, reporting optimization, and process automation from January 1, 2024 to date. Mr. Asbury also served as Chief Financial Officer of Performance Flight & Custom Jet Charters from June 2020 to September 2021, and as Chief Financial Officer of Instinet Incorporated from 2010 to 2020. Mr. Asbury holds a bachelor’s degree from the University of Vermont.

Angela Dominy Radkowski

Angela Dominy Radkowski was appointed as Chief Operating Officer of the Company effective February 5, 2026. Prior to her appointment, Ms. Radkowski served as Operations Strategy Lead and Chief of Staff to the Chief Operating Officer at DRW Holdings LLC from February 2022 to January 2026, advising senior leadership, coordinating cross-functional communication, and managing high-priority, enterprise-level initiatives. Ms. Radkowski previously held positions within Citadel LLC’s Treasury and Engineering organizations, where she was responsible for coordinating enterprise deliverables involving optimization, data engineering, and technology upgrades. Ms. Radkowski holds a Bachelor of Science in Business Administration with a major in Finance from The Ohio State University, Max M. Fisher College of Business.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2025, filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2025, except that one Form 4 was inadvertently filed late on July 7, 2025 on behalf of Anderson Kelly; one Form 3 was inadvertently filed late on August 29, 2025 on behalf of Rickel Nancy Davis; one Form 3 was inadvertently filed late on August 22, 2025 on behalf of Kahler Thomas Clay; one Form 3 was inadvertently filed late on behalf of Liddy James Gordon; one Form 3 was inadvertently filed late on August 20, 2025 on behalf of LoPriore Vincent; and one Form 3 was inadvertently filed late on August 20, 2025 on behalf of Stetz Gary S.

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EXECUTIVE COMPENSATION

Summary Compensation Table

For the fiscal year ended December 31, 2025, the Company’s principal executive officers and additional officers (collectively the “named executive officers”) were

●	Mark Wendland, Chief Executive Officer;
●	Mark Toomey, President;
●	Jacob Asbury, Chief Financial Officer;
●	Randy Milby, former Chief Executive Officer and President; and
●	Sireesh Appajosyula, former Interim Chief Financial Officer and former Chief Executive Officer.

Name and Principal Position	Year		Salary ($)	Bonus ($)	Option awards ($)(6)(7)(8)	Other(9)	Total ($)
Mark Wendland	2025		$83,333	$275,000	$-	-	$358,333
Chief Executive Officer (1)	2024		$-	$-	$-	-	$-

Mark Toomey	2025		$83,333	$125,000	$-	-	$208,333
President (2)	2024		$-	$-	$-	-	$-

Jacob Asbury	2025		$22,500	$7,671	$-	-	$30,171
Chief Financial Officer (3)	2024		$-	$-	$-	-	$-

Randy Milby	2025		$357,503	$-	$121,112	139,847	$618,462
Former Chief Executive Officer (4)	2024	(6)	$517,769	$312,600	$128,965	-	$959,334

Sireesh Appajosyula	2025		$376,255	$2,285,000	$214,315	5,974	$2,881,544
Former Interim Chief Financial Officer, Chief Operating Officer and Chief Executive Officer (5)	2024	(7)	$407,108	$208,400	$85,117	-	$700,625

(1)	Mr. Wendland was appointed on November 6, 2025 and received no compensation for 2024. Mr. Wendland received sign-on bonus of $150,000, which was paid in January 2026, and bonus of $125,000 for 2025 which was paid in February 2026.
(2)	Mr. Toomey was appointed on November 6, 2025 and received no compensation for 2024. Mr. Toomey received bonus of $125,000 which was paid in February 2026
(3)	Mr. Asbury was appointed on December 10, 2025 and received no compensation for 2024. Mr. Asbury received a bonus as specified above for 2025 which was paid in February 2026.
(4)	Mr. Milby served as the Chief Executive Officer from July 2023 to June 2025.
(5)	Mr. Appajosyula served as the Chief Operating Officer from July 2023 to June 2025, as the Chief Executive Officer from June 2025 to November 2025, and served as the Interim Financial Officer from November to December 2025. Mr. Appajosyula received a bonus of $385,000 for 2025 which was paid in 2025 and a discretionary bonus of $1.9 million associated with the Crypto Offering which was paid in November 2025.

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(6)	For the year ended December 31, 2024, Mr. Milby was compensated with bonus of $312,600, to be paid 50% through cash bonus and 50% equity bonus awarded through stock options. In addition, Mr. Milby received stock options to purchase 57,707 shares of common stock as set forth in the employment agreement. See Note 6 to our audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 26, 2025.
(7)	For the year ended December 31, 2024, Mr. Appajosyula was compensated with bonus of $208,400, to be paid 50% through cash bonus and 50% equity bonus awarded through stock options. In addition, Mr. Appajosyula received stock options to purchase 38,087 shares of common stock as set forth in the employment agreement. See Note 6 to our audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 26, 2025.
(8)	Reflects the aggregate grant date fair value of stock options granted during the fiscal year calculated in accordance with FASB ASC Topic 718. For a discussion of the assumptions made by us in determining the grant date fair value of our equity awards see Note 6 to our audited consolidated financial statements included elsewhere in this Annual Report on Form 10-K.
(9)	All other compensation consists of separation payments pursuant to a severance agreement with Mr. Milby for $133,500 and 401k employer contributions of $6,347 for Mr. Milby and $5,974 for Mr. Appajosyula.

Narrative Disclosure to Summary Compensation Table

Except as otherwise described below, there are no compensatory plans or arrangements, including payments to be received from the Company with respect to any named executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or our subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

Employment Agreements

Employment Agreement with Mark Wendland

On November 6, 2025, in connection with the November 2025 PIPE, the Company entered into an employment agreement with Mr. Wendland setting forth the terms and conditions of his employment as the Company’s Chief Executive Officer (the “Wendland Employment Agreement”). Under the terms of his employment agreement, Mr. Wendland is entitled to receive (i) an annual base salary of $500,000, subject to review and adjustment by the Company from time to time, (ii) a one-time sign-on bonus of $150,000, (iii) eligibility for an annual performance-based cash bonus, (a) for 2025, in a minimum amount equal to $125,000 and (b) for 2026, in an amount equal to $500,000, plus an additional amount as determined by the Board, in its sole and absolute discretion, with a target equal to $250,000, and (c) for calendar years after 2026, in an amount determined by the Board in its sole and absolute discretion, in each case subject to continuous employment with the Company. Mr. Wendland will also be eligible to receive a grant of time-based and performance-based restricted stock units equal to 1.0% of the Company’s common stock on a fully diluted basis following the closing of the November 2025 PIPE, subject to Board approval, vesting conditions established by the Board (or its compensation committee) and other conditions. The agreement contains customary confidentiality, non-compete, non-solicitation, and intellectual property provisions, and may be terminated by either party in accordance with its terms.

In the event Mr. Wendland terminates his employment for “good reason” or the Company terminates his employment without “cause” (as defined in his employment agreement), he is entitled to receive the following benefits, subject to the execution of a general release of claims in the Company’s favor and obligations regarding solicitation, return of property, and restrictive covenants, non-solicitation of customers, non-solicitation of employees, non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy; (iv) twelve (12) months of base salary; provided, however, that if his employment is terminated by us without “cause” or if he terminates for “good reason” prior to the date in calendar year 2027 that he is to be paid a bonus for his service in calendar year 2026, then the severance pay is equal to $1,000,000; and (v) if he terminates for “good reason” or we terminate their employment without “cause” within twelve (12) months following a change in control (as defined in his employment agreement), all unvested time-vesting conditions of the restricted stock unit awards accelerate and vest in full.

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In the event Mr. Wendland voluntarily resigns other than for “good reason” (as defined in his employment agreement) or his employment is terminated by us for “cause,” (as defined in his employment agreement) he will be entitled to (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; and (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy.

Employment Agreement with Mark Toomey

On November 6, 2025, in connection with and as a result of the consummation of the November 2025 PIPE, the Company entered into an employment agreement with Mr. Toomey setting forth the terms and conditions of his employment as the President of the Company (the “Toomey Employment Agreement”). Under the terms of his employment agreement, Mr. Toomey will be entitled to receive (i) an annual base salary of $500,000, subject to review and adjustment by the Company from time to time, (ii) eligibility for an annual performance-based cash bonus, (a) for 2025, in a minimum amount equal to $125,000, (b) for 2026, in a minimum amount equal to $500,000, and (c) for calendar years after 2026, in an amount determined by the Board in its sole and absolute discretion, subject to continuous employment with the Company. Mr. Toomey will also be eligible to receive a grant of time-based and performance-based restricted stock units equal to 0.9% of the Company’s common stock on a fully diluted basis following the closing of the November 2025 PIPE, subject to Board approval, vesting conditions established by the Board (or its compensation committee) and other conditions. The agreement contains customary confidentiality, non-compete, non-solicitation, and intellectual property provisions, and may be terminated by either party in accordance with its terms.

In the event Mr. Toomey terminates his employment for “good reason” or the Company terminates his employment without “cause” (as defined in his employment agreement), he is entitled to receive the following benefits, subject to the execution of a general release of claims in the Company’s favor and obligations regarding solicitation, return of property, and restrictive covenants, non-solicitation of customers, non-solicitation of employees, non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy; (iv) twelve (12) months of base salary; (v) an amount equal to any unpaid portion of his 2025 bonus and 2026 bonus as of the date of termination; and (vi) if he terminates for “good reason” or we terminate their employment without “cause” within twelve (12) months following a change in control (as defined in his employment agreement), all unvested time-vesting conditions of the restricted stock unit awards accelerate and vest in full.

In the event Mr. Toomey voluntarily resigns other than for “good reason” (as defined in his employment agreement) or his employment is terminated by us for “cause,” (as defined in his employment agreement) he will be entitled to (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; and (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy.

Employment Agreement with Jacob Asbury

Jacob Asbury was appointed as the Chief Financial Officer on December 10, 2025. In connection with his appointment as Chief Financial Officer, the Company entered into an employment agreement with Mr. Asbury setting forth the terms and conditions of his employment with the Company (the “Asbury Employment Agreement”) dated December 10, 2025. Under the terms of the Asbury Employment Agreement, Mr. Asbury will be entitled to receive: (i) an annual base salary of $300,000, subject to review and adjustment by the Company from time to time; and (ii) eligibility for an annual cash-based performance bonus, in an amount determined by the Board in its sole and absolute discretion, with a target amount equal to $100,000, subject to continuous employment with the Company. Mr. Asbury will also be eligible to receive grants of time-based and/or performance-based equity awards, in a form and amount determined by the Board in its sole and absolute discretion, subject to Board approval, vesting conditions established by the Board (or its compensation committee) and other conditions. The agreement contains customary confidentiality, non-compete, non-solicitation, and intellectual property provisions.

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The Asbury Employment Agreement provides that Mr. Asbury’s employment is at will and may be terminated by either party at any time, with or without cause or notice. The Asbury Employment Agreement provides that in the event Mr. Asbury terminates his employment for “good reason” (as defined in the Asbury Employment Agreement) or the Company terminates his employment without “cause” (as defined in the Asbury Employment Agreement), he is entitled to receive the following benefits, subject to his execution of a general release of claims in the Company’s favor and obligations regarding solicitation, return of property, and restrictive covenants, non-solicitation of customers, non-solicitation of employees, non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy; and (iv) twelve (12) months of base salary.

In the event Mr. Asbury voluntarily resigns other than for “good reason” (as defined in the Asbury Employment Agreement) or his employment is terminated by us for “cause” (as defined in the Asbury Employment Agreement), he will be entitled to receive: (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; and (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy.

Employment Agreement with Angela Dominy Radkowski

Angela Dominy Radkowski was appointed as the Chief Operating Officer on February 5, 2026. In connection with her appointment as Chief Operating Officer, the Company entered into an employment agreement with Ms. Radkowski setting forth the terms and conditions of her employment with the Company (the “Radkowski Employment Agreement”) dated February 5, 2026. Under the terms of the Radkowski Employment Agreement, Ms. Radkowski will be entitled to receive: (i) an annual base salary of $300,000, subject to review and adjustment by the Company from time to time; and (ii) eligibility for an annual cash-based performance bonus, in an amount determined by the Board in its sole and absolute discretion, with a target amount equal to $100,000, subject to continuous employment with the Company, provided that the annual bonus for the 2026 calendar year shall be prorated based on the number of days that Ms. Radkowski is employed by the Company during such calendar year. Ms. Radkowski will also be eligible to receive grants of time-based and/or performance-based equity awards, in a form and amount determined by the Board in its sole and absolute discretion, subject to Board approval, vesting conditions established by the Board (or its compensation committee) and other conditions. The agreement contains customary confidentiality, non-compete, non-solicitation, and intellectual property provisions.

The Radkowski Employment Agreement provides that Ms. Radkowski’s employment is at will and may be terminated by either party at any time, with or without cause or notice. The Radkowski Employment Agreement provides that in the event Ms. Radkowski terminates her employment for “good reason” (as defined in the Radkowski Employment Agreement) or the Company terminates her employment without “cause” (as defined in the Radkowski Employment Agreement), she is entitled to receive the following benefits, subject to her execution of a general release of claims in the Company’s favor and obligations regarding solicitation, return of property, and restrictive covenants, non-solicitation of customers, non-solicitation of employees, non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy; and (iv) twelve (12) months of base salary.

In the event Ms. Radkowski voluntarily resigns other than for “good reason” (as defined in the Radkowski Employment Agreement) or her employment is terminated by us for “cause” (as defined in the Radkowski Employment Agreement), she will be entitled to receive: (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; and (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy.

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Employment Agreement with Vincent LoPriore

In connection with Mr. LoPriore’s appointment as Executive Chairman of the Board, on June 11, 2025 (the “LoPriore Effective Date”), the Company entered into an employment agreement (the “LoPriore Employment Agreement,” as amended on September 2, 2025) with Mr. LoPriore. The LoPriore Employment Agreement will continue for a period of five years and, thereafter, will automatically renew for successive one year terms unless either party provides the other party with written notice of non-renewal at least 60 days prior to the last day of the then current term. Pursuant to the LoPriore Employment Agreement, Mr. LoPriore will (i) receive a base salary of $385,000 per year, which may be increased by the Board; (ii) be eligible to receive an annual bonus equal to 60% of his then base salary based upon the achievement of Company and individual targets to be established by the Board, in its sole discretion; (iii) will be eligible to receive equity-based compensation awards as determined by the Company; (iv) receive reimbursement of reasonable business expenses; and (v) receive such other benefits that the Company may make available to its senior executives from time to time along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time.

In the event Mr. LoPriore’s employment is terminated by the Company other than as a result of his death or Disability and other than for Cause, or if Mr. LoPriore terminates his employment for Good Reason (in each case, as defined in the LoPriore Employment Agreement), then, in addition to accrued compensation, the Company will (i) continue to pay Mr. LoPriore’s base salary and provide health benefits for a period of 12 months following the termination date or, in the case of benefits, such time as Mr. LoPriore receives equivalent coverage and benefits under plans and programs of a subsequent employer; and (ii) provide such other or additional benefits, if any, as may be provided under applicable employee benefit plans, programs and/or arrangements of the Company (other than any severance plans or programs). In addition, all unvested time-based equity awards (including Restricted Shares and Stock Options) will be immediately and fully accelerate and become vested. Moreover, stock options that have vested as of the termination date shall remain exercisable until the earlier of (i) 60 months following such termination and (ii) the expiration date of the stock option.

Employment Agreement with Sireesh Appajosyula

We originally entered into an employment agreement with Sireesh Appajosyula, to serve as our Chief Operating Officer on July 6, 2023. Such employment agreement was subsequently amended, including, but not limited to, on June 11, 2025 and September 2, 2025, in connection with Mr. Appajosyula’s appointment as the Chief Executive Officer of the Company.

The Appajosyula Employment Agreement will continue for a period of five years and, thereafter, will automatically renew for successive one year terms unless either party provides the other party with written notice of non-renewal at least 60 days prior to the last day of the then current term. Pursuant to the Appajosyula Employment Agreement, Mr. Appajosyula will: (i) receive a base salary of $385,000 per year, which may be increased by the Board; (ii) be eligible to receive an annual bonus equal to 60% of his then base salary based upon the achievement of Company and individual targets to be established by the Board, in its sole discretion; (iii) will be eligible to receive equity-based compensation awards as determined by the Company; (iv) receive reimbursement of reasonable business expenses; and (v) receive such other benefits that the Company may make available to its senior executives from time to time along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time.

In the event Mr. Appajosyula’s employment is terminated by the Company other than as a result of his death or Disability and other than for Cause, or if Mr. Appajosyula terminates his employment for Good Reason (as defined in the Appajosyula Employment Agreement), then, in addition to accrued compensation, the Company will (i) continue to pay Mr. Appajosyula’s base salary and provide health benefits for a period of 12 months following the termination date or, in the case of benefits, such time as Mr. Appajosyula receives equivalent coverage and benefits under plans and programs of a subsequent employer; and (ii) provide such other or additional benefits, if any, as may be provided under applicable employee benefit plans, programs and/or arrangements of the Company (other than any severance plans or programs). In addition, all unvested time-based equity awards (including Restricted Shares and Stock Options) will be immediately and fully accelerate and become vested Moreover, Stock Options that have vested as of the termination date will remain exercisable until the earlier of (i) 60 months following such termination and (ii) the expiration date of the Stock Option.

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Employment Agreement with Randy Milby

We originally entered into an employment agreement with Randy Milby, to serve as our President and Chief Executive Officer, on January 1, 2019. Such employment agreement was subsequently amended, including, but not limited to, on January 1, 2021, to reflect such that in lieu of base salary, Mr. Milby would receive stock options to purchase 18,939 shares of our common stock per month at an exercise price of $7.822 per share effective January 1, 2021 until funding meets or exceeds $5,000,000, after which time, cash compensation of $300,000 per year would be paid. The amendment also provided for a base salary of $435,000 after we received funding greater than $5,000,000, or we completed an initial public offering or similar transaction as set forth in the employment agreement. In addition, if Mr. Milby raised more than $5,000,000, he would receive a grant of stock options to acquire 30,303 shares of our common stock with an exercise price based upon the most recent 409A valuation. Subsequently, on January 20, 2021, we entered into a further amendment to the employment agreement pursuant to which Mr. Milby would receive a base salary of $200,000.

On June 1, 2021, we entered into an Amended and Restated Employment Agreement, as amended on September 24, 2021 (the “Amended and Restated Milby Employment Agreement”), with Randy Milby pursuant to which Mr. Milby continues to serve as our President and Chief Executive Officer. The term of the Amended and Restated Milby Employment Agreement commenced upon the closing of our initial public offering and continues for a period of five years and automatically renews for successive one-year periods at the end of each term unless either party provides written notice of their intent not to review at least 60 days prior to the expiration of the then effective term. Pursuant to the Amended and Restated Milby Employment Agreement, Mr. Milby will receive an annual base salary of $485,000, which may be increased from time to time, and will be eligible to receive an annual cash bonus equal to 55% of his then base salary based upon the achievement of Company and individual performance targets established by our board. In addition, in the first year in which our “market capitalization” (as defined in the Amended and Restated Milby Employment Agreement) equals or exceeds (i) $250 million, Mr. Milby will receive a cash payment of $150,000; (ii) $500 million, Mr. Milby will receive a cash payment of $350,000; and (iii) $1 billion, Mr. Milby will receive a cash payment of $750,000. Furthermore, on January 14, 2022, Mr. Milby was granted an option to purchase 757,575 shares of our common stock at an exercise price of $4.00 per share which will vest over a 48-month period commencing 12 months after the date of grant. This will be in addition to any additional equity-based compensation awards we may grant Mr. Milby from time to time.

On July 6, 2023, we entered into an amended and restated employment agreement (the “CEO Employment Agreement”) with Mr. Milby. The CEO Employment Agreement has the same terms as of the Amended and Restated Milby Employment Agreement except, Mr. Milby will (i) receive a base salary of $500,000 per year, which may be increased by the Board; and (ii) be eligible to receive an annual bonus equal to 60% of his then base salary based upon the achievement of Company and individual targets to be established by the Board, in its sole discretion. In addition, in the event Mr. Milby’s employment is terminated by the Company other than as a result of his death or Disability (as defined in the CEO Employment Agreement) and other than for Cause (as defined in the CEO Employment Agreement), or if Mr. Milby terminates his employment for Good Reason (as defined in the CEO Employment Agreement), then, in addition to the Accrued Compensation (as defined below), the Company will continue to pay Mr. Milby’s base salary and provide health benefits for a period of 18 months following the termination date and all Restricted Shares and Stock Options (each as defined in the CEO Employment Agreement) that have not vested as of the date of termination will be forfeited and outstanding unvested time-based equity awards will be accelerated in accordance with the applicable vesting schedule as if Mr. Milby had been in service for an additional 12 months as of the termination date.

Pursuant to the Amended and Restated Milby Employment Agreement and the CEO Employment Agreement, Mr. Milby’s employment may be terminated (i) by us for Cause (as defined in the Amended and Restated Milby Employment Agreement and the CEO Employment Agreement); (ii) upon Mr. Milby’s death; (iii) upon Mr. Milby’s Disability (as defined in the Amended and Restated Milby Employment Agreement); (iv) or by Mr. Milby for Good Reason (as defined in the Amended and Restated Milby Employment Agreement). In the event Mr. Milby’s employment is terminated, the Company agreed to pay Mr. Milby his then base salary through the last day of his employment, the reimbursement of expenses incurred on or prior to the termination date and any earned but unpaid bonus (collectively, the “Accrued Compensation”). In the event Mr. Milby’s employment was terminated as a result of his death or Disability, we were to pay Mr. Milby (i) the Accrued Compensation, (ii) his then base salary through the date which is 90 days after his death or Disability and (iii) such other or additional benefits as may be provided under our employee benefit plans, programs and arrangements (collectively, the “Plans”). In addition, all shares of our capital stock that are subject to vesting and all stock options that are scheduled to vest on or before the next succeeding anniversary of the effective date of the Amended and Restated Milby Employment Agreement were to be accelerated and deemed to have vested as of the termination date. All shares and options that have not vested as of the date of termination were to be forfeited. Any stock options that have vested as of the termination date will remain exercisable until the earlier of (i) 60 months after the termination date and (ii) the expiration date of the option (all payments to be paid upon Mr. Milby’s death or Disability are hereinafter referred to as the “Death and Disability Severance”). Any payments that will be made to Mr. Milby as a result of his Disability will be contingent upon Mr. Milby executing a general release within 21 days of separation from service.

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In the event Mr. Milby’s employment was terminated for Cause, Mr. Milby was to receive (i) the Accrued Compensation and (ii) such other and additional benefits, if any, as may be required pursuant to the Plans, and all shares that have not vested as of the termination date will be forfeited while all stock options that are vested as of the termination date will remain exercisable for 90 days after such termination (all payments to be paid upon termination of Mr. Milby’s termination for Cause are hereinafter referred to as the “Cause Severance”). If Mr. Milby’s employment is terminated other than for death, Disability or Cause, including if Mr. Milby’s employment is terminated for Good Reason, then, subject to the execution of a separation agreement within 60 days from the separation of service, we will pay Mr. Milby, (i) the Accrued Compensation, (ii) his then base salary and provide him with health benefits for a period of 12 months following the effective date of his separation from service and (iii) provide such other or additional benefits, if any, as may be provided under the Plans. Furthermore, all shares and stock options that have not vested as of the termination date will be forfeited, and any stock options that have vested as of the termination date will remain exercisable until the earlier of (i) 60 months following such termination and (ii) the termination date of such option (all payments to be paid upon Mr. Milby’s termination other than for death, Disability or Cause, including Good Reason, are hereinafter referred to as the “Other Severance” and together with the Death and Disability Severance and the Cause Severance, “Severance”). In the event Mr. Milby’s employment is terminated either (i) by us without Cause at any time within 12 months prior to the consummation of a Change of Control (as defined in the Amended and Restated Milby Employment Agreement), (ii) by Mr. Milby for Good Reason at any time within 12 months after the consummation of a Change of Control or (iii) by us without Cause at any time upon or within 12 months after the consummation of a Change of Control, then Mr. Milby will (A) be entitled to the acceleration and vesting in full of any then outstanding and unvested equity award, with options continuing to be exercisable for 60 months following termination (or, if earlier, their expiration date) and (B) all Severance; provided, however, that such Severance amount will equal two times the sum of Mr. Milby’s then base salary and target bonus and the Severance period will be 24 months. As noted above, Mr. Milby resigned from the Company in June 2025.

Equity Grant Practices

Policies and Practices Regarding the Grant of Equity Awards

We do not schedule the grant of any equity awards in anticipation of the disclosure of material, non-public information and we do not schedule the disclosure of material, non-public information based on the timing of granting equity awards. We have not adopted a formal policy that dictates the timing of equity award grants. We may choose to grant equity awards outside of the annual broad-based awards (e.g., as part of a new hire package or as a retention or promotional incentive). Stock options may be granted only with an exercise price at or above the closing market price of our common stock on the date of grant.

While we do not grant stock options in anticipation of, or immediately following, the release of material nonpublic information about our Company, the SEC has adopted Item 402(x) of Regulation S-K, which requires companies to disclose certain information in the event stock options were granted within four business days before or one business day after the filing of a 10-Q or 10-K, or the filing or furnishing of an 8-K that discloses material nonpublic information.

We granted certain equity awards to individuals who were named executive officers or directors at the time of grant. These stock option awards were approved by the Compensation Committee in September 2025. The Company did not grant such awards at the time of approval due to a lack of sufficient share reserve under the 2023 Omnibus Equity Incentive Plan. Following a shareholders’ approval in October 2025, the authorized shares under the 2023 Omnibus Equity Incentive Plan was increased. The Company subsequently effected a related registration statement on Form S-8 in late October 2025. The final grants of the approved equity awards happened during the period beginning four business days before and ending one business day after the filing of a current report on Form 8-K. As such, the following tabular disclosure of our 2024 stock option grants is required by Item 402(x)

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Name	Grant date	Number of securities underlying the award	Exercise price of the award ($/Sh)	Grant date fair value of the award	Percentage Change in Market Price of Underlying Securities Between Grant Date and Filing Date
Sireesh Appajosyula	11/03/2025	20,000	3.075	$46,500	24.6%
Nancy Davis	11/03/2025	5,000	3.075	$11,625	24.6%
Clay Kahler	11/03/2025	17,500	3.075	$40,688	24.6%
James Liddy	11/03/2025	5,000	3.075	$11,625	24.6%
Vincent LoPriore	11/03/2025	90,000	3.075	$209,252	24.6%
Sanam Parikh	11/03/2025	5,000	3.075	$11,625	24.6%
Gary Stetz	11/03/2025	32,500	3.075	$75,563	24.6%

Except for disclosed above, no stock option grants were made to any of our named executive officers during any period beginning four business days before the filing or furnishing of a periodic report or current report and ending one business day after the filing or furnishing of any such report with the SEC. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NASDAQ listing standards.

2017 Stock Incentive Plan

Our board of directors and our stockholders approved the 2017 Stock Incentive Plan (“2017 Plan”) on March 30, 2017, which allowed for the granting of incentive stock options, non-statutory stock options, restricted stock, restricted stock units, and other stock-based awards to the employees, officers, directors and individual consultants of the Company.

2019 Stock Incentive Plan

Our board of directors and our stockholders approved the 2019 Stock Incentive Plan (“2019 Plan”) on July 24, 2019, which allowed for the granting of incentive stock options, non-statutory stock options, restricted stock, restricted stock units, and other stock-based awards to the employees, officers, directors and individual consultants of the Company.

2023 Omnibus Equity Incentive Plan

Our board of directors and our stockholders approved the 2023 Omnibus Equity Incentive Plan (“2023 Equity Incentive Plan”) on August 17, 2023, which allowed for the granting of incentive stock options, non-statutory stock options, restricted stock, restricted stock units, and other stock-based awards to the employees, officers, directors and individual consultants of the Company. On October 9, 2025, our stockholders approved on a special meeting to increase the shares of common stock reserved for issuance thereunder from 792,602 shares to 2,000,000 shares. On January 30, 2025, our stockholders further approved on a special meeting to increase the shares of common stock reserved for issuance by 7,000,000 shares.

Bonus Arrangements

Pursuant to the terms of the executive employment agreements described above, the Company, through the Board, has the discretion to determine the amounts of the annual incentive bonus payments which executives may receive. Based on the review of the Company’s performance for the calendar year 2025, the board, in its sole discretion, determined to pay the bonuses to the named executive officers listed in the summary compensation table above.

Employee Benefit Plans

To the extent eligible under the applicable plans and programs, an executive and an executive’s family are entitled to participate in the Company’s medical, dental, and vision plans.

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Outstanding Equity Awards as of December 31, 2025

The following table sets forth information concerning outstanding equity awards held by our named executive officers as of December 31, 2025.

		OPTION AWARDS
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Sireesh Appajosyula	03/21/2022	134	-	-	$498.75	03/21/2032
	11/07/2023	67	-	-	$59.14	11/07/2033
	08/09/2024	38,087	-	-	$2.925	08/09/2034
	01/13/2025	52,875	-	-	$1.93	01/13/2035
	08/04/2025	90,000	-	-	$1.33	08/04/2035
	11/03/2025	20,000	-	-	$3.075	11/03/2035

Non-Employee Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our board of directors and received compensation for such service during the fiscal year ended December 31, 2025. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2025. Directors are reimbursed for out-of-pocket expenses incurred for reasonable travel and other business expenses in connection with their service as directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Sanam Parikh	53,214	$49,286	$102,500
Vincent LoPriore	14,942	$307,824	$322,766
Clay Kahler	54,002	$89,974	$143,976
Gary Stetz	67,624	$124,849	$192,473
Kelly Anderson	58,400	$-	$58,400
Nancy Davis	16,875	$60,911	$77,786
James Gordon Liddy	38,111	$60,911	$99,022

(1) The amounts reported do not reflect the amounts actually received by our non-employee directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted to our non-employee directors during the year ended December 31, 2025, as computed in accordance with the Financial Accounting Standard Board ASC Topic 718 for stock-based compensation transactions. See Note 6 - Stock-Based Compensation to our audited consolidated financial statements for the year ended December 31, 2025 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2026 for more information regarding the Company’s accounting for share-based compensation plans. As required by the SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

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The following table provides information regarding the additional annual compensation (paid on a quarterly basis) each non-employee director earns for service as a member of any committee of the board of directors for the fiscal year ended December 31, 2025:

Position	Retainer
Board member	$65,600
Audit committee chair	15,000
Audit committee member	7,500
Compensation committee chair	8,000
Compensation committee member	4,000
Nominating and governance chair	6,000
Nominating and governance member	3,000

Following the closing of the November 2025 PIPE Transaction, the Company adopted a director compensation program under which each non-employee director receives an annual cash retainer of $100,000. Members of the Board are also eligible to receive annual equity awards valued at $100,000, granted in the form of stock options, which vest in equal quarterly installments following the grant date, subject to continued service.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information about our equity compensation plans as of December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holder	657,042	(1)	$4.32	802,671	(2)
Equity compensation plans not approved by security holder	-		-	-
Total	657,042	(1)	4.32	802,671	(2)

(1) This number includes the following: 120 shares subject to outstanding options granted under the 2017 Plan, 893 shares subject to outstanding options granted under the 2019 Plan, and 656,029 shares subject to outstanding options granted under the 2023 Plan. The Company will not issue any additional awards under the 2017 and 2019 Plans.

(2) This number represents shares available for issuance under the 2023 Plan.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Related Transactions

SEC rules require us to disclose any transaction since the beginning of our last fiscal year, or any currently proposed transaction in which we are a participant in which the amount involved exceeded or will exceed $120,000 and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, director, nominee for director, or holder of 5% or more of our common stock, or an immediate family member of any of those persons.

PIPE Investments

On June 20, 2025, the Company completed a private placement transaction (the “June 2025 PIPE”) in connection with certain securities purchase agreement, dated as of June 13, 2025 (the “Purchase Agreement”), with certain institutional investors (the “Purchasers”) for the issuance of an aggregate of (i) 1,551,351 shares of the common stock (the “June 2025 PIPE Shares”), (ii) pre-funded warrants (the “June 2025 Pre-Funded Warrants”) to purchase up to 137,838 shares of the Company’s common stock at an exercise price of $0.001 per share, (iii) Series A warrants (the “June 2025 Series A Warrants”) to purchase up to 1,689,189 shares of the Company’s common stock, at an exercise price of $1.29 per share of common stock and (iv) Series B warrants (the “June 2025 Series B Warrants”, together with the June 2025 PIPE Shares, the June 2025 Pre-Funded Warrants and the June 2025 Series A Warrants, the “Acquired Securities”) to purchase up to 844,570 shares of the Company’s common stock at an exercise price of $3.00 per share of common stock. The Acquired Securities were issued in a private placement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder, as well as applicable state securities law exemptions. President Street Global acted as the private placement agent in connection with the June 2025 PIPE and received warrants to purchase up to 326,750 shares of the Company’s common stock.

In connection with the Closing, certain director and executive officer of the Company participated in the June 2025 PIPE on the same terms as other purchasers. The Company’s then-serving Chief Executive Officer agreed to purchase 60,806 shares of common stock, Series A Warrants to purchase up to 60,806 shares of common stock, and Series B Warrants to purchase up to 30,403 shares of common stock. The Company’s Chairman of the Board at that time, who is affiliated with President Street Global, agreed to purchase an aggregate of 337,338 shares of common stock, Series A Warrants to purchase up to 337,838 shares of common stock, and Series B Warrants to purchase up to 168,918 shares of common stock.

On November 6, 2025, the Company completed a private placement (the “November 2025 PIPE”) consisting of (i) a cash offering of 25,966,048 shares of common stock and pre-funded warrants to purchase 6,351,021 shares of common stock, and (ii) a cryptocurrency offering of pre-funded warrants to purchase 145,105,094 share of common stock, with Canton Coin as consideration. In connection with the November 2025 PIPE, the Board approved cash bonuses to the Company’s then Chairman of the Board of $2.05 million, and to the prior Interim Chief Financial Officer of $1.9 million.

Strategic Advisors Warrants

On November 3, 2025, the Company entered into the Strategic Advisor Agreement to issue to certain strategic advisors (the “Strategic Advisors”) warrants to purchase shares of common stock (the “Strategic Advisor Warrants”) equal to 5.00% of the aggregate number of shares of common stock of the Company on a fully diluted basis (including all outstanding shares of common stock, and shares of common stock issuable pursuant to outstanding options, warrants and other convertible securities) sold in such offering at an exercise price of $0.001. The shares of common stock issuable upon exercise of the Strategic Advisor Warrants are referred to therein as the “Strategic Advisor Warrant Shares”. The Strategic Advisor Warrants become vested and exercisable on January 30, 2026, upon stockholders’ approval. The Strategic Advisor Warrants are not transferable. Each Strategic Advisor agreed not to sell, transfer, pledge, hedge, or otherwise dispose of any common stock issued upon the exercise of the Strategic Advisor Warrants for a period of one hundred eighty (180) days after the closing date of the offerings, except that the Strategic Advisors may each transfer such common stock without regard to such lock-up period (i) to its respective affiliates that agree in writing to be bound by the remainder of such lock-up period, or (ii) with the Company’s prior written consent. Mr. Toomey and Mr. Wendland were affiliated with the Strategic Advisors at the time of executing the Strategic Advisor Agreement.

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Related Person Transaction Policy

We have adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our board of directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our code of business conduct and ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our audit committee, or other independent body of our board of directors, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;
●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
●	the availability of other sources for comparable services or products; and
●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our audit committee, or other independent body of our board of directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our audit committee, or other independent body of our board of directors, determines in the good faith exercise of its discretion.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date by:

●	each of our named executive officers;
●	each of our directors and director nominees;
●	all of our current directors and named executive officers as a group; and
●	each stockholder known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of the Record Date, pursuant to the exercise of options or warrants, vesting of common stock or conversion of preferred stock or convertible debt, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 77,122,584 shares of common stock outstanding as of the Record Date.

Except as indicated by the footnotes below, we believe, based on information furnished to us, that each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Canton Strategic Holdings Inc., 34 Shrewsbury Ave, Suite 1C, Red Bank, NJ, 07701.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage
Directors and Named Executive Officers:
Mark Wendland	-	-
Mark Toomey	-	-
Jacob Asbury	-	-
Angela Dominy Radkowski	-	-
Sireesh Appajosyula(1)	356,652	*
Vincent LoPriore(2)	1,942,032	2.49%
Gary Stetz(3)	234,526	*
Clay Kahler(4)	67,500	*
Jill E. Sommers	-	-
William Wiley	-	-
Sean Galvin	-	-
Rishi Nangalia	-	-
Pamela L. Carter	-	-

All Named Executive Officers and Directors as a Group (10 persons)	2,600,710	3.34%

Shareholders owning beneficially more than 5% of outstanding common stock:
SBI Middlefield Investment Limited(5)	11,125,279	9.99%
DRW Canton Investments LLC(6)	10,185,672	9.99%
Broadridge Securities Processing Solutions LLC(7)	8,559,656	9.99%
Legacy Worldwide Investments II Ltd.(8)	10,185,672	9.99%
Digital Asset Corp.(9)	10,185,672	9.99%
Entities affiliated with LCV Blockchain Management, LLC(10)	9,317,380	9.99%
CXGL Holdings LP(11)	9,756,098	9.99%
Canton Foundation(12)	8,194,959	9.60%
Tradeweb Markets(13)	8,129,756	9.54%
New Infrastructure LLC(14)	6,631,782	7.92%

* Represents less than 1%.

(1)	Represents (i) 61,564 shares of common stock held directly by Mr. Appajosyula; (ii) 2,593 shares of common stock held by Highpoint Pharmaceuticals, LLC; (iii) 21 shares of common stock held by Channel BioConsulting LLC; (iv) 201,265 shares of common stock issuable upon exercise of options held directly by Mr. Appajosyula; and (v) 91,209 shares of common stock upon exercise of warrants. Sireesh Appajosyula, as the Managing Member of each of Highpoint Pharmaceuticals LLC and Channel BioConsulting LLC, has voting and dispositive power over the securities. The address of Highpoint Pharmaceuticals LLC is 16192 Coastal Highway, Lewes, DE 19958. The address of Channel BioConsulting LLC is 2 Linden Court, Holmdel, NJ 07733.

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(2)	Represents (i) 944,420 shares of common stock held by Gravitas Capital LP; (ii) warrants to purchase up to 679,850 shares of common stock held by Gravitas Capital LP; (iii) warrants to purchase 127,762 shares of common stock held by Entourage Capital Partners LLC, (iv) 190,000 shares of common stock issuable upon exercise of options held directly by Mr. LoPriore. Vincent LoPriore, as Managing Member of Gravitas Capital LP, has voting and dispositive power over the securities. The address of Gravitas Capital LP is 34 Shrewsbury Ave, Red Bank, NJ, 07701. Vincent LoPriore, as majority member of Entourage Capital Partners LLC has voting and dispositive power over the securities. The address of Entourage Capital Partners LLC is 34 Shrewsbury Ave, Red Bank, NJ, 07701.

(3)	Represents (i) 101,351 shares of common stock held by Stetz Belgiovine CPA 401K F/B/O Gary S. Stetz; and (ii) 234,526 shares of common stock issuable upon exercise of options held directly by Mr. Stetz. Gary S. Stetz is the trustee of Stetz Belgiovine CPA 401K F/B/O Gary S. Stetz and in such capacity has the right to vote and dispose of the securities held by such entity. The address of Stetz Belgiovine CPA 401K F/B/O Gary S. Stetz is 155 Pompton Ave, Suite 204, Verona, NJ 07044.

(4)	Represents 67,500 shares of common stock issuable upon the exercise of options held directly by Mr. Kahler.

(5)	Represents (i) 2,565,623 shares of common stock, and (ii) 5,709,045 shares of common stock issuable upon exercise of pre-funded warrants held by SBI Middlefield Investment Limited, excluding 8,983,560 shares of common stock issuable upon exercise of pre-funded warrants pursuant to contractual restrictions which include a 9.99% blocker. SBI Middlefield Investment Limited is a wholly-owned subsidiary of SBI Holdings, Inc., a publicly traded company, and voting and investment control is exercised through its corporate governance structure. The address of SBI Middlefield Investment Limited is Conyers Trust Company (Cayman) Limited, Cricket Square, Hutchins Drive, P.O. Box 2681 Grand Cayman, KY1-1111, Cayman Islands.

(6)	Represents (i) 1,626,016 shares of common stock and (ii) 6,753,193 shares of common stock issuable upon the exercise of warrants within the next sixty (60) days. The aggregate amount beneficially owned does not consist of 8,879,019 shares of Common Stock, issuable upon the exercise of the warrants because the warrants are subject to restrictions which include a 9.99% blocker. DRW Holdings, LLC is the member of and the direct holder of 99% membership interest in Cumberland SV LLC, which is the sole member of DRW Canton Investments LLC and, as such, may be deemed to beneficially own the shares held by DRW Canton Investments LLC. Donald R. Wilson, Jr is the manager and has voting and investment control of DRW Holdings, LLC and may be deemed the beneficial owners of such shares. The address of DRW Canton Investments LLC is 540 W. Madison St., Ste. 2500, Chicago, IL 60661.

(7)	Based solely on a Schedule 13G filed on January 30, 2026, Broadridge Securities Processing Solutions LLC holds 17,258,228 pre-funded warrants exercisable. Broadridge Securities Processing Solutions LLC may be deemed to beneficially own 8,560,265 shares of common stock, issuable upon exercise of pre-funded warrants, which does not consist of 8,697,963 shares of common stock, issuable upon the exercise of the warrants because the warrants are subject to restrictions which include a 9.99% blocker. Broadridge Financial Solutions, Inc., as the parent company of Broadridge Securities Processing Solutions, LLC, has voting and dispositive power over the securities. The address of Broadridge Securities Processing Solutions, LLC is 2 Gateway Center, Newark, New Jersey 07102.

(8)	Represents (i) 1,626,016 shares of common stock; and (ii) 8,559,656 shares of common stock issuable upon exercise of pre-funded warrants, excluding 6,220,669 shares of common stock issuable upon exercise of pre-funded warrants pursuant to contractual restrictions subject to restrictions which include a 9.99% blocker. Suna Said has voting and investment control of the shares held by Legacy Worldwide Investments II Ltd. and may be deemed the beneficial owner of such shares. The address of Legacy Worldwide Investments II Ltd. is Jayla Place, Wickham Cay, Road Town, VG1110, Tortola, British Virgin Islands.

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(9)	Represents (i) 1,626,016 shares of common stock; and (ii) 6,753,193 shares of common stock issuable upon exercise of pre-funded warrants, excluding 6,742,742 shares of common stock issuable upon exercise of pre-funded warrants pursuant to contractual restrictions subject to restrictions which subject to restrictions which include a 9.99% blocker. Digital Asset (US) Corp. is wholly-owned by Digital Asset Holdings, LLC, a Delaware limited liability company (“DAH LLC”). DAH LLC does not have a control person. It is owned by a disparate group of shareholders, none of whom directly or indirectly, alone or with others, has power to vote or dispose of the securities. The address of Digital Asset (US) Corp. is 107 Greenwich St., 17th Fl., New York, NY 10006.

(10)	Based solely on a Schedule 13G filed on May 11, 2026, the entities affiliated with LCV Blockchain Management, LLC holds (i) 757,724 shares of common stock, and (ii) 17,299,504 pre-funded warrants, each exercisable for one share of common stock of the Company. Therefore, the entities affiliated with LCV Blockchain Management may be deemed to beneficially own (i) 757,724 shares of common stock, and (ii) 7,718,057 shares of common stock issuable upon exercise of pre-funded warrants, excluding 9,581,447 shares of common stock issuable upon exercise of pre-funded warrants pursuant to contractual restrictions subject to restrictions which subject to restrictions which include a 9.99% blocker. LCV GP III, L.L.C. is the general partner of LCV Fund III GP, L.P., which is the general partner of LCV Fund III, L.P. and, as such, may be deemed to beneficially own the shares held by LCV Fund III, L.P. LCV GP VIII, L.L.C. is the general partner of LCV Fund VIII, L.P. and, as such, may be deemed to beneficially own the shares held by LCV Fund VIII, L.P. LCV GP III, L.L.C. and LCV GP VIII, L.L.C. are under common control by LCV Blockchain Management, L.L.C. and, as such, LCV Blockchain Management, L.L.C. may be deemed to beneficially own the shares held by LCV Fund III GP, L.P. and LCV Fund VIII, L.P. Murtaza S. Akbar and Emil Woods share voting and investment control of LCV Fund III, L.P. and LCV Fund VIII, L.P. (together, the “LCV Funds”) through the general partner entities of the LCV Funds and may be deemed the beneficial owners of such shares. Vast Industries LLC is the sole member of Noble Wave Group LLC, and as such, may be deemed to beneficially own the shares held directly by Noble Wave Group LLC. Murtaza S. Akbar and Emil Woods share voting and investment control of Vast Industries LLC and may be deemed the beneficial owners of such shares. The address of the LCV Funds is Attn: Murtaza Akbar, 120 East 16th Street, 12th floor, New York, NY 10003.

(11)	Represents (i) 3,405,077 shares of common stock; and (ii) 4,776,897 shares of common stock issuable upon exercise of pre-funded warrants, excluding 1,574,124 shares of common stock issuable upon exercise of pre-funded warrants pursuant to contractual restrictions subject to restrictions which subject to restrictions which include a 9.99% blocker. Claudio X. Gonzalez Laporte has voting and investment control of the shares held by CXGL Holdings LP and may be deemed the beneficial owner of such shares. The address of CXGL Holdings LP is 1957 Laughlin Park Dr., Los Angeles, CA, 90027, USA.

(12)	Represents 8,194,959 shares of common stock issuable upon exercise of pre-funded warrants. Melvis Langyintuo has voting and investment control of the shares held by Canton Foundation and may be deemed the beneficial owner of such shares. The address of Canton Foundation is 2810 N Church St PMB 57274, Wilmington, Delaware, 19802.

(13)	Represents 8,129,756 shares of common stock issuable upon exercise of pre-funded warrants. Tradeweb Markets Inc. has voting and investment control of the shares held by Tradeweb Markets LLC and may be deemed the beneficial owner of such shares. The address of Tradeweb Markets LLC is 245 Park Avenue, New York, NY 10167.

(14)	Represents 6,631,782 shares of common stock issuable upon exercise of pre-funded warrants. New Infrastructure I, LLC is a subsidiary of Lennar Corporation. The address of New Infrastructure I, LLC is 5505 Blue Lagoon Drive, Miami, Florida 33126.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING

DECEMBER 31, 2026

The Board has appointed RRBB to serve as our independent registered public accounting firm for the year ending December 31, 2026. RRBB has acted as our principal accountant since July 2023. A representative of RRBB is expected to be present via telephone conference at the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Our audit committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the audit committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with the Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards.

It is the responsibility of our management to determine that our financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles. It is the responsibility of our independent registered public accounting firm to conduct the audit of our financial statements and disclosures. In giving its recommendation to the Board that our audited financial statements for the year ended December 31, 2025 be included in our Annual Report on Form 10-K for the year ended December 31, 2025, the audit committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles in the United States; and (2) the report of our independent registered public accounting firm with respect to such financial statements.

Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed to us for the fiscal years ended December 31, 2025 and December 31, 2024 by Rosenberg Rich Baker Berman, P.A. (“RRBB”).

	2025	2024

Audit fees	$187,705	$169,500
Audit related fees	$-	5,325
Tax fees	-	-
All other fees	-	-
Total	$187,705	$174,825

Audit Fees: Audit fees consist of fees billed for the professional services rendered to us for the audit of our annual consolidated financial statements for the years ended December 31, 2025 and 2024, reviews of the quarterly financial statements during the periods, the issuance of consent and comfort letters in connection with registration statement filings, and all other services that are normally provided by the accounting firm in connection with statutory and regulatory filings and engagements.

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Audit-Related Fees: Fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit of the financial statements.

Tax Fees: Fees for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees: All other fees billed by the auditor for products and services not included in the foregoing categories.

Approval Policies and Procedures

In accordance with Sarbanes-Oxley, our audit committee charter requires the audit committee to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm, including the review and approval in advance of our independent registered public accounting firm’s annual engagement letter and the proposed fees contained therein. The audit committee has the ability to delegate the authority to pre-approve non-audit services to one or more designated members of the audit committee. If such authority is delegated, such delegated members of the audit committee must report to the full audit committee at the next audit committee meeting all items pre-approved by such delegated members. During the years ended December 31, 2025 and 2024, all of the services performed by our independent registered public accounting firm were pre-approved by the audit committee.

Vote Required

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders. If the appointment is not ratified, the Board will reconsider whether or not to retain RRBB.

The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of RRBB as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF RRBB AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

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AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The audit committee is comprised of three independent directors (as defined under Nasdaq Listing Rule 5605(a)(2)). The audit committee operates under a written charter, which is available on the Company’s website at www.cantonstrategic.com.

The audit committee has reviewed and discussed with management and the Company’s auditors, the Company’s audited financial statements as of and for the fiscal year ended December 31, 2025.

The audit committee discussed with Rosenberg Rich Baker Berman, P.A., the Company’s independent registered public accounting firm, the matters as required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committees).

The audit committee received the written disclosures and the letter from Rosenberg Rich Baker Berman, P.A. required by applicable requirements of the PCAOB regarding Rosenberg Rich Baker Berman, P.A.’s communications with the audit committee concerning independence, and discussed with Rosenberg Rich Baker Berman, P.A. their independence from management and the Company.

Based on the review and discussions referred to above, the audit committee recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
Gary Stetz
Clay Kahler
Jill E. Sommers

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OTHER MATTERS

We have no knowledge of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy materials, please notify your broker or call our Secretary at (732) 889-3111, or submit a request in writing to our Secretary, Canton Strategic Holdings, Inc., 34 Shrewsbury Ave, Suite 1C, Red Bank, New Jersey, 07701. Stockholders who currently receive multiple copies of the Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Annual Reports on Form 10-K

Additional copies of the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2025 may be obtained without charge by writing to the Secretary, Canton Strategic Holdings, Inc., 34 Shrewsbury Ave, Suite 1C, Red Bank, New Jersey, 07701.

By Order of the Board of Directors

/s/ Mark Wendland
Mark Wendland
Chief Executive Officer
Dated: June 25, 2026

36

Annex A

CANTON STRATEGIC HOLDINGS INC.

AUDIT COMMITTEE CHARTER

Effective as of June 24, 2026

I.	Purpose

The purpose of the Audit Committee (the “Committee”) of the board of directors (the “Board”) of Canton Strategic Holdings Inc. (the “Company”) is to act on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to (1) the Company’s corporate accounting and financial reporting processes, systems of internal control over financial reporting, and audits of financial statements and systems of disclosure controls and procedures, as well as the quality and integrity of the Company’s financial statements and reports, (2) the qualifications, independence, and performance of the Company’s registered public accounting firm or firms engaged as the Company’s independent outside auditors for the purpose of preparing or issuing an audit report or performing audit services, (3) reviewing any reports or other disclosure required by the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement and periodic reports within the scope of authority outlined herein, and (4) the performance of the Company’s internal audit function, if any.

The primary role of the Committee is to oversee the financial reporting and disclosure process. To fulfill this obligation, the Committee relies on management for the preparation and accuracy of the Company’s financial statements; management for establishing effective internal controls and procedures to ensure the Company’s compliance with accounting standards, financial reporting procedures, and applicable laws and regulations; and the Company’s independent auditors for an unbiased, diligent audit or review, as applicable, of the Company’s financial statements and the effectiveness of the Company’s internal controls (to the extent applicable). The members of the Committee are not employees of the Company and are not responsible for conducting the audit or performing other accounting procedures.

II.	Membership

The Committee shall consist of three or more directors, subject to any available exception of The Nasdaq Stock Market LLC (“Nasdaq”). Each member of the Committee shall be independent in accordance with the rules of Nasdaq and the more stringent independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended, subject in each case to any applicable exceptions. No member of the Committee shall have participated in the preparation of the Company’s or any of its subsidiaries’ financial statements at any time during the past three years.

Each member of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that leads to financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. At least one member of the Committee must be an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. A person who satisfies this definition of audit committee financial expert will also be presumed to have financial sophistication.

No member of the Committee may serve simultaneously on the audit committee of more than two other public companies without the prior approval of the Board. In addition, the chairperson of the Committee may not serve simultaneously on the audit committee of more than one other public company without the prior approval of the Board.

A-1

The members of the Committee shall be appointed by the Board based on recommendations from the nominating and governance committee of the Board. The members of the Committee shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Board may remove any member from the Committee at any time with or without cause.

III.	Duties and Responsibilities

The Committee shall have the following authority and responsibilities:

A. To (1) select and retain an independent registered public accounting firm to act as the Company’s independent auditors for the purpose of auditing the Company’s annual financial statements, books, records, accounts, and internal controls over financial reporting (to the extent applicable), subject to ratification by the Company’s stockholders of the selection of the independent auditors, (2) set the compensation of the Company’s independent auditors, (3) oversee the work done by the Company’s independent auditors, and (4) terminate the Company’s independent auditors, if necessary. The independent auditors and each such other registered public accounting firm retained by the Committee shall report directly to the Committee.

B. To select, retain, compensate, oversee, and terminate, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company.

C. To approve all audit engagement fees and terms; and to pre-approve all audit and permitted non-audit and tax services that may be provided by the Company’s independent auditors, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Committee or if such services fall within available exceptions under SEC rules, and establish policies and procedures for the Committee’s pre-approval of permitted services by the Company’s independent auditors on an on-going basis.

D. Prior to the engagement of any prospective registered public accounting firm, and at least annually thereafter, to obtain and review a written statement by the Company’s independent auditors that describes (1) the accounting firm’s internal quality control procedures, (2) any material issues raised by the most recent internal quality control review, peer review or Public Company Accounting Oversight Board (“PCAOB”) review or inspection of the firm or by any other inquiry or investigation by governmental or professional authorities in the past five years regarding one or more audits carried out by the firm and any steps taken to deal with any such issues, and (3) all relationships between the firm, or their affiliates, and the Company or any of its subsidiaries, or persons in financial oversight roles at the Company or its subsidiaries; and to discuss with the independent auditors the written statement and any relationships or services that may impact the objectivity and independence of the auditors, consistent with applicable PCAOB and SEC rules.

E. At least annually, to evaluate the qualifications, performance, and independence of the Company’s independent auditors, including an evaluation of the lead audit partner; and to ensure the regular rotation of the lead audit partner at the Company’s independent auditors and consider regular rotation of the accounting firm serving as the Company’s independent auditors.

F. To review and discuss with the Company’s independent auditors (1) the auditors’ responsibilities under generally accepted auditing standards (“GAAP”) and the responsibilities of management in the audit process, (2) the overall audit strategy, (3) the scope and timing of the annual audit, (4) any significant risks identified during the auditors’ risk assessment procedures, and (5) when completed, the results, including significant findings, of the annual audit.

A-2

G. To review and discuss with the Company’s independent auditors (1) all critical accounting policies and practices to be used in the audit, (2) all alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by the auditors, (3) communications between the Company’s independent audit team and their national office with respect to accounting or auditing issues, and (4) other material written communications between the auditors and management.

H. To review and discuss with the Company’s independent auditors and management (1) any audit problems or difficulties, including difficulties encountered by the Company’s independent auditors during their audit work (such as restrictions on the scope of their activities or their access to information), (2) all known and likely misstatements identified during the audit (other than those the auditors believe not to be material), (3) any significant disagreements with management, and (4) management’s response to these problems, difficulties or disagreements; and to resolve any disagreements between the Company’s auditors and management.

I. To review with management and the Company’s independent auditors: any major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles; any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including the effects of alternative GAAP methods; and the effect of regulatory and accounting initiatives and off-balance sheet structures on the Company’s financial statements.

J. To review with management and the Company’s independent auditors the adequacy and effectiveness of the Company’s financial reporting processes, internal control over financial reporting, and disclosure controls and procedures, including any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Company’s processes, controls, and procedures, and any special audit steps adopted in light of any material control deficiencies, and any fraud involving management or other employees with a significant role in such processes, controls, and procedures, and review and discuss with management and the Company’s independent auditors any disclosure relating to the Company’s financial reporting processes, internal control over financial reporting, and disclosure controls and procedures, and, to the extent applicable, the independent auditors’ report on the effectiveness of the Company’s internal control over financial reporting and the required management certifications to be included in or attached as exhibits to the Company’s annual report on Form 10-K or quarterly report on Form 10-Q, as applicable.

K. To review and discuss with the Company’s independent auditors any other matters required to be discussed by applicable requirements of the PCAOB and the SEC.

L. To review and discuss with the Company’s independent auditors and management the Company’s annual audited financial statements (including the related notes), the form of audit opinion to be issued by the auditors on the financial statements, and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s annual reports on Form 10-K before the annual reports are filed.

M. To recommend to the Board that the audited financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” be included in the Company’s annual report on Form 10-K and whether the annual report on Form 10-K should be filed with the SEC; and to produce the audit committee report required to be included in the Company’s proxy statement.

A-3

N. To review and discuss with the Company’s independent auditors and management the Company’s quarterly financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s quarterly reports on Form 10-Q before the quarterly reports are filed.

O. To review with management and the Company’s independent auditors, to the extent appropriate, earnings press releases, as well as the substance of financial information and earnings guidance provided to analysts and ratings agencies (including, without limitation, reviewing any pro forma or non-GAAP information), which discussions may be general discussions of the type of information to be disclosed or the type of presentation to be made. The Chair of the Committee may represent the entire Committee for purposes of this discussion.

P. To consider and assess the desirability of developing hiring policies for the Company’s hiring of employees or former employees of the Company’s independent auditors.

Q. To establish and oversee procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

R. To review and discuss with management the risks faced by the Company and the policies, guidelines, and processes by which management assesses and manages the Company’s risks, including the Company’s major financial risk exposures and cybersecurity risk exposures, and the steps management has taken to monitor and control such exposures.

S. To monitor compliance with the Company’s Code of Ethics (the “Code”), to investigate any alleged breach or violation of the Code, and to enforce the provisions of the Code. If the Committee determines (by majority decision) that a breach has occurred, it will inform the Board. The Committee must also consider and discuss and, as appropriate, grant requested waivers from the Code brought to the attention of the Committee, though the Committee may defer any decision with respect to any waiver to the Board. The Committee will review and reassess the adequacy of this Code at least annually, and recommend to the Board any changes the Committee determines are appropriate.

T. To review and approve any related party transactions and monitor compliance with the Company’s Insider Trading Policy.

U. To review, with the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer and, as applicable, outside legal counsel, certain legal and regulatory matters, including legal cases against or regulatory investigations of the Company and its subsidiaries that could have a significant impact on the Company’s financial statements.

V. To review, approve and oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis, and to develop policies and procedures for the Committee’s approval of related party transactions. The Committee shall also review, and discuss with the Company’s independent auditors, the auditors’ evaluation of the Company’s identification of, accounting for, and disclosure of its relationships and transactions with related parties, including any significant matters arising from the audit regarding the Company’s relationships and transactions with related parties.

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IV.	Outside Advisors

The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation, and oversee the work, of any outside counsel and other advisors.

The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to the Company’s independent auditors, any other accounting firm engaged to perform services for the Company, any outside counsel and any other advisors to the Committee, and for the payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. However, the Committee shall not be required to implement or act consistently with the advice or recommendations of any outside counsel or other advisors engaged by the Committee, and the authority granted in this Charter shall not affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties under this Charter.

The Committee may conduct or authorize investigations into any matters within the scope of the duties and responsibilities delegated to the Committee.

V.	Structure and Operations

The Board shall designate a member of the Committee as the chairperson.

The Committee shall meet at least once during each fiscal quarter at such times and places as it deems necessary to fulfill its responsibilities.

The Committee shall report regularly to the Board on its discussions and actions, including any significant issues or concerns that arise at its meetings, and shall make recommendations to the Board as appropriate. The Committee shall be governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee shall meet separately, and periodically, with management, with the internal auditor (if any), and with representatives of the Company’s independent auditors, and shall invite such individuals to its meetings as it deems appropriate, to assist in carrying out its duties and responsibilities. However, the Committee shall meet regularly without such individuals present.

The Committee shall have full access to all books, records, facilities, and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge their responsibilities hereunder.

The Committee shall review this Charter at least annually and recommend any proposed changes and updates to the Board for approval.

VI.	Delegation of Authority

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.

VII.	Performance Evaluation

The Committee shall conduct an annual evaluation of the performance of its duties under this Charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

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Annex B

CANTON STRATEGIC HOLDINGS INC.

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Effective as of June 24, 2026

I.	Purpose

The purpose of the Nominating and Governance Committee (the “Committee”) of the board of directors (the “Board”) of Canton Strategic Holdings Inc. (the “Company”) is to assist the Board with director nomination and selection processes and the Company’s corporate governance policies and procedures.

II.	Membership

The Committee shall consist of two or more directors. Each member of the Committee shall be independent in accordance with the rules of The Nasdaq Stock Market LLC (“Nasdaq”), subject to any applicable exceptions.

The members of the Committee shall be appointed by the Board based on recommendations from the Committee. The members of the Committee shall serve for such term or terms as the Board may determine or until earlier resignation, death or removal. The Board may remove any member from the Committee at any time, with or without cause.

III.	Duties and Responsibilities

The Committee shall have the following authority and responsibilities:

A.	To determine the qualifications, qualities, skills and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”). Persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

B.	To identify, recruit and screen individuals qualified to become members of the Board, consistent with the Director Criteria, and to consider director candidates recommended by the Company’s stockholders pursuant to the procedures set forth in the Company’s Bylaws and described in the Company’s proxy statement or otherwise required by applicable laws, rules and regulations.

C.	To make recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a stockholder vote at the annual meeting of stockholders, subject to approval by the Board.

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D.	To oversee the Company’s corporate governance practices and procedures, including identifying best practices and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company’s corporate governance framework.

E.	To develop, subject to approval by the Board, a process for the annual evaluation of the Board, its committees and the charters of the committees and to oversee the conduct of this annual evaluation.

F.	To review the Board’s committee structure and composition and to make recommendations to the Board regarding the appointment of directors to serve as members of each committee and as committee chairpersons annually.

G.	If a vacancy on the Board or any Board committee occurs, to identify and make recommendations to the Board regarding the selection and approval of candidates to fill such vacancy either by election by stockholders or appointment by the Board.

H.	To develop and recommend to the Board for approval standards for determining whether a director has a relationship with the Company that would impair the director’s independence.

I.	To review and discuss with management disclosure of the Company’s corporate governance practices, including information regarding the operations of the Committee and other Board committees, director independence and the director nominations process, and to recommend that this disclosure be included in the Company’s proxy statement or Annual Report on Form 10-K, as applicable.

J.	To periodically consider procedures for stockholder communications with the non-management members of the Board.

K.	To oversee director orientation for new directors and continuing education for the Company’s directors.

L.	To oversee the evaluation of the performance of the Board and its committees.

IV.	Outside Advisors

The Committee has the sole authority and right, at the Company’s expense, to retain consultants, accountants, legal counsel, experts, search firms and other advisors of its choice to assist the Committee in connection with its functions, including any studies or investigations, and will have direct oversight of the work performed by such advisors and the right to terminate their services. The Committee will have the sole authority to approve the fees and other retention terms of such advisors.

The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of executive search firms and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation and oversee the work of any executive search firm or other advisors.

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The Company will provide for appropriate funding, as determined by the Committee, for (i) payment of compensation to any consultants, accountants, legal counsel, experts, search firms and other advisors retained by the Committee; and (ii) ordinary administrative expenses of the Committee that are necessary and appropriate in carrying out its functions.

V.	Structure and Operations

The Board shall designate a member of the Committee as the chairperson.

The Committee shall meet as often and at such times and places as it deems necessary to fulfill its responsibilities.

The Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

VI.	Delegation of Authority

The Committee may from time to time, as it deems appropriate and to the extent permitted under applicable law, the rules and regulations of the U.S. Securities and Exchange Commission, the rules of Nasdaq and the Company’s Certificate of Incorporation and Bylaws, delegate authority to subcommittees consisting of one or more members of the Committee. Any such subcommittees shall regularly report on their activities to the Committee.

VII.	Performance Evaluation

The Committee shall conduct an annual evaluation of the performance of its duties under this Charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

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Annex C

CANTON STRATEGIC HOLDINGS INC.

COMPENSATION COMMITTEE CHARTER

Effective as of June 24, 2026

I.	Purpose

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Canton Strategic Holdings Inc. (the “Company”) is to advise the Board on executive and director compensation matters and to oversee the Company’s overall compensation structure, policies, and programs as set forth herein.

II.	Membership

The Committee shall consist of two or more directors. Each member of the Committee shall be independent in accordance with the rules of The Nasdaq Stock Market LLC (“Nasdaq”) and, to the extent applicable, the Securities and Exchange Commission (“SEC”), subject in each case to any applicable exceptions.

Each member of the Committee must also qualify as a “non-employee director” for the purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The members of the Committee shall be appointed by the Board based on recommendations from the Nominating and Corporate Governance Committee of the Board. The members of the Committee shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Board may remove any member from the Committee at any time with or without cause.

III.	Duties and Responsibilities

The Committee shall have the following authority and responsibilities:

A.	To review on an ongoing basis and make recommendations to the Board regarding the propriety, adequacy, and competitiveness of the Company’s overall compensation strategies, plans, and programs. The Committee shall review and make recommendations to the Board regarding all cash-based incentive compensation plans and equity-based incentive compensation plans and other equity-based plans, including stock option plans, restricted stock plans, restricted stock unit plans, stock appreciation right plans, stock bonus plans, and stock purchase plans (all such equity-based compensation plans are referred to as “Equity Plans”). The Committee shall have the authority to administer the Company’s cash-based incentive compensation plans and Equity Plans and to make recommendations to the Board regarding the modification and termination of all such plans to ensure compliance with existing laws and regulations.

B.	To review and make recommendations to the Board regarding the corporate goals and objectives applicable to the compensation of the chief executive officer (“CEO”), evaluate at least annually the CEO’s performance in light of those goals and objectives, and make recommendations to the Board regarding the CEO’s compensation level based on this evaluation. The CEO cannot be present during any voting or deliberations by the Committee on their compensation.

C.	To review and make recommendations to the Board regarding the corporate goals and objectives applicable to the compensation of the other executive officers of the Company, evaluate at least annually their performance in light of those goals and objectives, and make recommendations to the Board regarding such executive officers’ compensation levels based on this evaluation. An executive officer may not be present during any voting or deliberations by the Committee on their compensation.

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D.	The Committee may delegate to the CEO, within the limits imposed by applicable law and the rules of any securities exchange on which the Company’s securities are listed, the authority to make equity grants to service providers of the Company who are not executive officers or directors of the Company, subject to guidelines or limits specified by the Committee; provided that, in the case of grants of stock options and stock appreciation rights, the price per share of any grant made pursuant to this delegated authority is no less than the fair market value of the Company’s common stock on the date of grant.

E.	To review and make recommendations to the Board regarding any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers.

F.	To review and make recommendations to the Board regarding all other employee benefit plans for the Company, including retirement plans, profit sharing plans, and deferred compensation plans.

G.	To review director compensation, including equity, for service on the Board and Board committees and recommend any changes to the Board as necessary.

H.	To approve, and recommend to the Board for approval, any loans to be made by the Company to employees of the Company; provided, however, that in compliance with the Sarbanes-Oxley Act of 2002, as amended, the Company shall not directly or indirectly extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

I.	To the extent that the Company is required to include a “Compensation Discussion and Analysis” (“CD&A”) section in the Company’s annual report on Form 10-K or annual proxy statement, the Committee will review and discuss with management the Company’s CD&A and will consider whether it will recommend to the Board that the CD&A be included in the appropriate filing.

J.	To the extent it is required, the Committee shall prepare the annual Compensation Committee Report to be included in the Company’s annual report on Form 10-K or annual proxy statement.

K.	To review and make recommendations to the Board regarding succession planning for the Company’s executive officers to ensure business continuity, develop effective management, and address the smooth transition of identified roles.

L.	To review and make recommendations to the Board regarding the creation and revision of, and the overseeing and monitoring compliance with the Company’s Clawback Policy.

M.	To advise the Board on stockholder proposals related to executive compensation matters.

IV.	Outside Advisors

The Committee shall have the authority, in its sole discretion, to select, retain, and obtain the advice of a compensation consultant (independent or otherwise) as necessary to assist with the execution of its duties and responsibilities as set forth in this Charter. The Committee shall set the compensation, and oversee the work, of any compensation consultant.

The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation, and oversee the work, of any outside counsel or other advisors.

C-2

The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to its compensation consultants, outside counsel, and any other advisors engaged by the Committee. However, the Committee shall not be required to implement or act consistently with the advice or recommendations of any compensation consultant, outside counsel, or other advisor engaged by the Committee, and the authority granted in this Charter shall not affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties under this Charter.

In retaining or seeking advice from compensation consultants, outside counsel, and other advisors (other than the Company’s in-house counsel), the Committee shall take into consideration factors relevant to the independence of such consultant, outside counsel, or other adviser from management, and in particular, must consider any factors specified in applicable Nasdaq or SEC rules.

The Committee is not required to assess the independence of any compensation consultant or other advisor that acts in a role limited to consulting on any broad-based plan that does not discriminate in scope, terms, or operation in favor of executive officers or directors and that is generally available to all salaried employees or providing information that is not customized for a particular company or that is customized based on parameters that are not developed by the consultant or advisor, and about which the consultant or advisor does not provide advice.

The Committee shall evaluate whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K and prepare any necessary disclosure in the Company’s annual report on Form 10-K or annual proxy statement in accordance with applicable rules and regulations of the SEC and/or Nasdaq.

The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate, including the authority to request any executive officer, employee, or adviser of the Company to meet with the Committee or any advisers engaged by the Committee.

V.	Structure and Operations

The Board shall designate a member of the Committee as the chair.

The Committee shall meet as often and at such times and places as it deems necessary to fulfill its responsibilities.

The Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. The Committee shall be governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee may invite such members of management to its meetings as it deems appropriate. However, the Committee shall meet regularly without such members present, and in all cases the CEO and any other such executive officers shall not be present at meetings at which their compensation or performance is discussed or determined.

The Committee shall review this Charter at least annually and recommend any proposed changes to the Board for approval.

VI.	Delegation of Authority

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.

VII.	Performance Evaluation

The Committee shall conduct an annual evaluation of the performance of its duties under this charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

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Canton
STRATEGIC HOLDINGS

SCAN TO
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T01785-Z93430 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CANTON STRATEGIC HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mark Wendland
02) Clay Kahler
03) Jill E. Sommers
04) William Wiley
05) Sean Galvin
06) Pamela L. Carter
07) Rishi Nangalia

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The proxy materials are available at www.proxyvote.com.

T01786-Z93430

CANTON STRATEGIC HOLDINGS, INC.
Annual Meeting of Shareholders
July 13, 2026, 2:00 PM EST
This proxy is solicited on behalf of the Board of Directors

The shareholder(s) hereby appoint(s) Mark Wendland and Jacob Asbury, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Canton Strategic Holdings, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 2:00 PM EST, on July 13, 2026, virtually at www.virtualshareholdermeeting.com/CNTN2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations for each of the proposals included herein. If any other matters properly come before the meeting, and any adjournment or postponement thereof, the persons named in the proxy will vote in their discretion on such matters.

Continued and to be signed on reverse side